NEWS RELEASE

[LETTERHEAD OF WASHINGTON REAL ESTATE INVESTMENT TRUST]

FOR IMMEDIATE RELEASE                                           November 5, 2001
Page 1 of 8

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
              3/RD/ QUARTER 2001 EPS Up 19%, FFO Per Share Up 9%

Washington Real Estate Investment Trust (WRIT) reported the following results today:

                                                            Q3 2001            Q3 2000            % Change
                                                           ---------          ---------          ---------
Earnings Per Share                                            $0.43             $0.36              19.4%
Funds From Operations Per Share                               $0.50             $0.46               8.7%
Funds Available for Distribution Per Share                    $0.43             $0.31              38.7%

(Details regarding the above amounts are contained in the following pages. All amounts are diluted per share amounts.)

Edmund B. Cronin, Jr. Chairman, President and CEO, stated that, "WRIT's earnings growth is due to the excellent performance of recent acquisitions, combined with the strong core portfolio net operating income increase of 6.5%." WRIT's core portfolio excludes properties not owned for the entirety of both periods being compared.

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 58 properties consisting of 10 retail centers, 23 office properties, 16 industrial properties and 9 multifamily properties.

WRIT's streak of 35 consecutive years of increased earnings per share and 28 consecutive years of increased FFO per share growth spans 4 recessions. WRIT's dividends have increased every year for 30 consecutive years. During these 30 years, WRIT's dividends have increased 36 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in this press release and the supplemental disclosures attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE
Page 2 of 8                                                    November 5, 2001

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                             FINANCIAL HIGHLIGHTS
                     (In thousands, except per share data)

                                                           Quarter Ended September 30,          Nine Months Ended September 30,
OPERATING RESULTS                                             2001           2000                  2001              2000
-----------------                                      --------------- -----------------       --------------  ----------------
Real estate rental revenue                               $      37,873      $    34,230       $     110,618        $     99,520
Real estate expenses                                           (10,813)          (9,676)            (31,805)            (28,679)
                                                         -------------     ------------      --------------        ------------
                                                                27,060           24,554              78,813              70,841
Real estate depreciation and amortization                       (6,800)          (5,810)            (19,694)            (16,889)
                                                         -------------     ------------      --------------        ------------
Income from real estate                                  $      20,260      $    18,744       $      59,119        $     53,952

Other income                                                       302              288               1,251                 679
Interest expense                                                (6,731)          (6,394)            (20,178)            (18,796)
General and administrative                                      (1,303)          (1,914)             (4,541)             (5,757)
                                                         -------------     ------------      --------------        ------------

Income before gain on sale of real estate                $      12,528      $    10,724       $      35,651        $     30,078

Gain on sale of real estate                                      4,296            2,069               4,296               3,567
                                                         -------------     ------------      --------------        ------------
Net Income                                               $      16,824      $    12,793       $      39,947        $     33,645
                                                         =============     ============      ==============        ============
Gain on Sale of Real Estate                                     (4,296)          (2,069)             (4,296)             (3,567)
Divestiture Sharing Distribution                                   (22)               -                (537)                  -
Real estate depreciation and amortization                        6,800            5,810              19,694              16,889
                                                         -------------     ------------      --------------        ------------
Funds From Operations                                    $      19,306      $    16,534       $      54,808        $     46,967
                                                         =============     ============      ==============        ============
Tenant Improvements                                               (820)          (2,579)             (2,609)             (5,019)
Recurring Capital Improvements                                  (1,554)          (1,603)             (4,335)             (5,246)
Leasing Commissions Capitalized                                   (182)            (758)               (695)             (1,757)
Straight Line Rents, Net of Reserve                               (526)            (851)             (1,802)             (1,973)
Non Real Estate Depreciation & Amortization                        430              421               1,340               1,287
Divestiture Sharing Distribution                                    22                -                 537                   -
                                                         -------------     ------------      --------------        ------------
Funds Available for Distribution                         $      16,676      $    11,164       $      47,244        $     34,259
                                                         =============     ============      ==============        ============
Per Share Data
--------------

Income before gain on real estate      (Basic)           $        0.33      $      0.30       $        0.96        $       0.84
                                       (Diluted)         $        0.32      $      0.30       $        0.95        $       0.84

Net Income                             (Basic)           $        0.44      $      0.36       $        1.07        $       0.94
                                       (Diluted)         $        0.43      $      0.36       $        1.06        $       0.94

Funds From Operations                  (Basic)           $        0.50      $      0.46       $        1.47        $       1.31
                                       (Diluted)         $        0.50      $      0.46       $        1.46        $       1.31

Funds Available for Distribution       (Basic)           $        0.43      $      0.31       $        1.27        $       0.85
                                       (Diluted)         $        0.43      $      0.31       $        1.26        $       0.85

Dividends paid                                           $      0.3325      $    0.3125       $      0.9775        $     0.9175

Weighted average shares outstanding                         38,460,018       35,733,793          37,311,583          35,733,793
Fully diluted weighted average shares
outstanding                                                 38,795,143       35,931,956          37,618,006          35,829,173

Washington Real Estate Investment Trust
Q3 2001 Supplemental Disclosures
Page 3 of 8

               WASHINGTON REAL ESTATE INVESTMENT TRUST
                    CONSOLIDATED BALANCE SHEETS
                  (In thousands, except per share amounts)

                                                                         (Unaudited)
                                                                        September 30,      December 31,
                                                                             2001              2000
                                                                        -------------      ------------
Assets
  Real estate, at cost                                                      $ 746,858         $ 698,513
  Accumulated depreciation                                                   (116,463)         (100,906)
                                                                        -------------      ------------
       Total investment in real estate, net                                   630,395           597,607
  Cash and cash equivalents                                                    32,953             6,426
  Rents and other receivables, net of allowance for doubtful
    accounts of $1,902 and $1,743, respectively                                10,705             9,796
  Prepaid expenses and other assets                                            20,748            19,587
                                                                        -------------      ------------
       Total Assets                                                         $ 694,801         $ 633,416
                                                                        =============      ============

Liabilities
  Accounts payable and other liabilities                                    $  11,776         $  13,048
  Advance rents                                                                 2,791             3,270
  Tenant security deposits                                                      6,071             5,624
  Mortgage notes payable                                                       85,641            86,260
  Notes payable                                                               265,000           265,000
                                                                        -------------      ------------
       Total Liabilities                                                      371,279           373,202
                                                                        -------------      ------------

Minority interest                                                               1,594             1,558
                                                                        -------------      ------------

Shareholders' Equity
  Shares of beneficial interest, $.01 par value; 100,000
    shares authorized: 38,693 and 35,740 shares issued
    and outstanding, respectively                                                 387               357
  Additional paid-in capital                                                  321,541           258,299
                                                                        -------------      ------------
       Total Shareholders' Equity                                             321,928           258,656
                                                                        -------------      ------------
       Total Liabilities and Shareholders' Equity                           $ 694,801         $ 633,416
                                                                        =============      ============

Washington Real Estate Investment Trust
Q3 2001 Supplemental Disclosures
Page 4 of 8

WRIT's FFO Per Share Growth has averaged 560 basis points greater than the REIT
-------------------------------------------------------------------------------
Industry average over the last 6 quarters
-----------------------------------------

As reflected in the following graph WRIT's FFO per share growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.

         WRIT vs. REIT Industry FFO Share Growth Over Last 6 Quarters


                                    [GRAPH]


                        WRIT    REIT INDUSTRY
                        ----    -------------
Q2 2000                 10.6%        8.5%
Q3 2000                 15.8%        7.9%
Q4 2000                 15.0%        7.5%
Q1 2001                 12.5%        6.9%
Q2 2001                 14.6%        5.7%
Q3 2001                  9.1%        N/A
Average                 12.9%        7.3%


* WRIT growth is shown excluding straight-line rents. Were straight-line rents to be included, WRIT's average growth would be higher.

** REIT industry data for Q2 2000 - Q2 2001 is actual FFO per share growth per Credit Suisse First Boston Equity REIT Research. Q3 2001 industry data is not yet available and, therefore, the industry average is the average over Q2 2000 - Q2 2001.

Core Portfolio Operating Income (NOI) Growth and Rental Rate Growth - Q3 2001
-----------------------------------------------------------------------------
vs. Q3 2000
-----------

                                 Including Straight Line Rents      Excluding Straight Line Rents
                                 -----------------------------      -----------------------------
                                                   Rental Rate                       Rental Rate
Sector                           NOI Growth           Growth        NOI Growth          Growth
------                           ----------           -------       ----------          -------
Multifamily                             9.6%              7.7%             9.4%              7.7%
Office Buildings                        5.3%              3.5%             7.4%              5.4%
Retail Centers                          4.1%              4.8%             0.4%              5.4%
Industrial Centers                      9.5%              3.9%            14.8%              6.6%
                                        ---               ---             ----               ---

Overall Core Portfolio                  6.5%              4.6%             7.8%              6.0%

Core portfolio operating expenses increased 2.0% in Q3 2001 vs. Q3 2000.

Washington Real Estate Investment Trust
Q3 2001 Supplemental Disclosures
Page 5 of 8

Core Portfolio & Overall Occupancy Levels by Sector
---------------------------------------------------

                            Core Portfolio         All Properties
                            --------------         --------------
                          3rd QTR    3rd QTR     3rd QTR     3rd QTR
Sector                      2001       2000        2001        2000
                            ----       ----        ----        ----
Multifamily                  96.4%      97.5%       96.4%       97.5%
Office Buildings             96.9%      97.1%       97.1%       97.1%
Retail Centers               95.3%      95.0%       95.3%       94.9%
Industrial Centers           98.9%      96.5%       98.9%       96.5%
                             ----       ----        ----        ----

Overall Portfolio            96.9%      96.8%       96.9%       96.8%



WRIT's Core Portfolio NOI Growth has averaged 190 basis points greater than the
-------------------------------------------------------------------------------
REIT Industry average over the last 6 quarters
----------------------------------------------

As reflected in the following graph WRIT's core portfolio NOI growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.


                            WRIT vs. REIT Industry
                           Core Portfilio NOI Growth
                             Over Last 6 Quarters


                                    [GRAPH]



                        WRIT    REIT INDUSTRY
                        ----    -------------
Q2 2000                  7.4%        6.3%
Q3 2000                 10.4%        6.8%
Q4 2000                  8.2%        6.8%
Q1 2001                  7.5%        6.1%
Q2 2001                  8.7%        5.9%
Q3 2001                  7.8%        N/A
Average                  8.3%        6.4%


* WRIT growth is shown excluding straight-line rents. Were straight-line rents to be included, WRIT's average growth would be higher.

** REIT Industry Same Store NOI growth data is per Salomon Smith Barney Equity REIT Research. Q3 2001 industry data is not yet available and, therefore, the industry average is the average over Q2 2000-Q2 2001.

Washington Real Estate Investment Trust
Q3 2001 Supplemental Disclosures
Page 6 of 8


Straight-line Rents
-------------------

The following disclosure is provided to improve comparability between Q3 2001 and prior quarters (all amounts except per share amounts are in $000's):

                                              Including Straight Line Rents      Excluding Straight Line Rents
                                              -----------------------------      -----------------------------
                                                 3rd QTR         3rd QTR            3rd QTR        3rd QTR
                                                   2001            2000               2001           2000
                                                   ----            ----               ----           ----
 Straight Line Rent, Net                        $      526      $     851                N/A            N/A
 FFO                                            $   19,306      $  16,534           $ 18,780      $  15,683
 FFO Per Share                                  $    0.498      $   0.460           $  0.484      $   0.436
 FFO Per Share Growth - Nominal                       8.15%                            10.90%
 FFO Per Share Growth - Rounded                       8.70%                             9.09%
 Core Portfolio Operating Income
 (NOI) Growth                                          6.5%                              7.8%

Q3 2001 Commercial Leasing Activity
-----------------------------------

In Q3 2001, WRIT executed leases for 297,000 square feet of commercial space at a weighted average increase over the prior rent in place of 17.1% on a cash basis and 25.9% on a straight-line basis. Details by sector are as follows:

                            Cash Basis   Cash Basis
                             Previous       New      Cash Basis    Straight-Line
 Sector        Square Feet   Face Rent   Face Rent   % Increase      % Increase
 ------        -----------   ---------   ---------   ----------      ----------
Office             153,530   $   23.93   $   28.02        17.1%            27.0%
Retail              51,936       11.24       13.15        17.1%            24.4%
Industrial          91,500        6.49        7.57        16.7%            20.4%
               -----------   ---------   ---------        -----            ----

Overall            296,966   $   16.33   $   19.12        17.1%            25.9%

              Avg Term     Avg Tenant
Sector          Years        Imp/SF
------          -----        ------

Office             4.0     $     2.24
Retail             7.0              -
Industrial         2.2           0.29
              --------     ----------

Overall            2.8     $     1.32

Washington Real Estate Investment Trust
Q3 2001 Supplemental Disclosures
Page 7 of 8

Acquisitions
------------

There were no acquisitions for the quarter ended September 30, 2001. On November 1, 2001 WRIT acquired Sullyfield Commerce Center, a two building industrial complex in Chantilly, VA for $21.6 million. Sullyfield Commerce Center contains 248,000 rentable square feet and is 100% leased.

Dispositions
------------

On September 28, 2001 WRIT sold its 10400 Connecticut Avenue office building in Kensington, Maryland for $8.4 million, resulting in a $4.3 million gain.

Built in 1965, the property contained approximately 65,356 square feet of office space and had been in the WRIT portfolio since 1979.

Capital Improvements Summary
----------------------------

During Q3 2001, WRIT invested $3.5 million in real estate capital improvements. A breakdown of these improvements is as follows (in $000's):

Accretive Capital Improvements
    Acquisition Related                                    $ 1,111
    Tenant Improvements                                        820
                                                           -------
Total Accretive Capital Improvements                         1,931
    Recurring Capital Improvements                           1,554
                                                           -------
Total Capital Improvements                                 $ 3,485
Leasing Commissions Capitalized                            $   182

September 30, 2001 Debt Summary
-------------------------------

At September 30, 2001, WRIT's debt was as follows (in $millions):


                                                           Weighted Avg           Weighted Avg
                                          Amount           Maturity (Yrs)         Interest Rate
                                          ------           --------------         -------------
Secured                               $         85.6                 6.1                     7.5%

Senior Notes & MTN's                  $        265.0                 8.4                     7.4%
                                      --------------       -------------          ---------------
Subtotal                              $        350.6                 8.4                     7.4%

Line of Credit*                       $            -                   -
                                      --------------       -------------          ---------------
Total Debt                            $        350.6                 7.8                     7.4%

* WRIT's Lines of Credit total $75 million of capacity at LIBOR +70bp.
No more than $60 million of debt matures in any one year and less than $1 million matures in each year until 2003.

Washington Real Estate Investment Trust
Q3 2001 Supplemental Disclosures
Page 8 of 8

Supplemental Debt Information at September 30, 2001
---------------------------------------------------

Debt to Total Market Capitalization:       27.6%

Earnings to Fixed Charges Ratio:           3.73x

Debt Service Coverage Ratio:               3.73x


REIT Industry Issues
--------------------

In light of recent issues raised in the REIT industry, WRIT makes the following disclosures:

     1. WRIT has no non-income producing land held for development and no construction in process.
     2. WRIT has only one theatre lease in its portfolio. This lease runs through 6/30/02 at rent that WRIT estimates to be less than 1/3 of current market rent.
     3.   WRIT has no capital investments in technology ventures or companies.

Conference Call Information
---------------------------

WRIT will conduct a Conference Call to discuss 3/rd/ Quarter Earnings on Tuesday, November 6, 2001 at 11:00 A.M. Eastern Time. Conference Call access information is as follows:

USA Toll Free Number:               888-577-8990
International Toll Number:          712-257-2273
Pass Code:                          Washington REIT
Leader:                             Ms. Laura Franklin

The replay of the Conference Call will be available for two weeks, commencing one hour after the Conference Call and concluding on November 20, 2001 at 5:00 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:               800-964-3296
International Toll Number:          402-998-0966

The live on-demand webcast of the Conference Call will also be available on WRIT's website at www.writ.com. The on-line playback of the webcast will be
                  ------------
available at www.writ.com for 30 days following the Conference Call.
             ------------